On May 9, 2025, SPAC Recovery Co. (f/k/a Ackrell SPAC Partners I Co.) filed a complaint in the Supreme Court of the State of New York, County of New York (Index No. 652916/2025) against the Fund, the Advisor, Franklin Square Holdings, L.P., Franklin Square Holdings, G.P., LLC and one employee of Franklin Square Holdings, L.P., or the FS Parties, as well as a number of other unaffiliated parties. The plaintiff was formed as a single purpose acquisition company, or SPAC, in 2018. In 2021, a potential acquisition target was identified for the SPAC, though the target was ultimately sold in a private transaction. Plaintiff alleges, among other claims, that defendants intentionally disrupted the SPAC transaction in order to consummate the private sale, thus depriving plaintiff of at least $53 million. Plaintiff seeks compensatory and punitive damages. On July 21, 2025, the FS Parties and certain co-defendants moved to dismiss the complaint on, among other grounds, lack of personal jurisdiction, failure to state causes of action for breach of contract and for aiding and abetting breaches of fiduciary duty, and failure to plead entitlement to punitive damages. On August 5, 2025, the plaintiff filed an amended complaint, and on August 25, 2025, the FS Parties and certain co-defendants moved to dismiss the amended complaint. On November 5, 2025, the plaintiff filed its belated opposition to the FS Parties’ motion to dismiss, and on December 23, 2025, the FS Parties’ filed a reply brief in support of the motion to dismiss. The trial court has not yet ruled on the motion to dismiss, and oral argument is currently scheduled for August 11, 2026. While the FS Parties have and will continue to vigorously defend against the claims outlined in the complaint, there can be no assurance as to the outcome of the motion to dismiss or the ultimate resolution of plaintiff’s claims.